                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Phillips Petroleum Company, a Delaware corporation, hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as its true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for it and in its name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as this Company might or could do, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated this 6th day of April, 2000.

                              PHILLIPS PETROLEUM COMPANY


                                 /s/ J.J. MULVA
                              By:________________________________________
                                    J.J. Mulva
                                    Chairman of the Board of Directors
                                    and Chief Executive Officer
ATTEST:

/s/ DALE J. BILLAM
____________________________
Dale J. Billam
Secretary

                               POWER OF ATTORNEY


     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                              /s/ J.J. MULVA
                              -----------------------------------------
                              J.J. Mulva, Director;
                              Chairman of the Board of Directors
                              and Chief Executive Officer;
                              Principal Executive Officer
                              Phillips Petroleum Company

Date:  April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ T. C. MORRIS
                              ------------------------------------
                              T. C. Morris, Senior Vice President
                              and Chief Financial Officer;
                              Principal Financial Officer
                              Phillips Petroleum Company


Date: April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                              /s/ RAND C. BERNEY
                              ---------------------------------
                              Rand C. Berney
                              Vice President and Controller;
                              Principal Accounting Officer
                              Phillips Petroleum Company


Date: April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ NORMAN R. AUGUSTINE
                              ----------------------------------
                              Norman R. Augustine, Director
                              Phillips Petroleum company

Date:  April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                              /s/ DAVID L. BOREN
                              ------------------------------------
                              David L. Boren, Director
                              Phillips Petroleum Company


Date:  April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ ROBERT E. CHAPPELL, JR.
                              -----------------------------------
                              Robert E. Chappell, Jr., Director
                              Phillips Petroleum Company


Date:  April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ ROBERT M. DEVLIN
                              ----------------------------------
                              Robert M. Devlin, Director
                              Phillips Petroleum Company


Date: April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ LAWRENCE S. EAGLEBURGER
                              -----------------------------------------
                              Lawrence S. Eagleburger, Director
                              Phillips Petroleum Company


Date: April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ LARRY D. HORNER
                              -----------------------------
                              Larry D. Horner, Director
                              Phillips Petroleum Company

Date:  April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ RANDALL L. TOBIAS
                              --------------------------------
                              Randall L. Tobias, Director
                              Phillips Petroleum Company

Date:  April 6, 2000

                               POWER OF ATTORNEY



     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ VICTORIA J. TSCHINKEL
                              --------------------------------
                              Victoria J. Tschinkel, Director
                              Phillips Petroleum Company


Date: April 6, 2000

                              POWER OF ATTORNEY

     The person whose signature appears below hereby authorizes and appoints John A. Carrig, Rand C. Berney and J. W. Sheets, jointly and severally, as her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company (the "Company") on Form S-3 pursuant to resolutions adopted by the Board of Directors of the Company on March 10, 2000, as the same may be amended or supplemented, relating to the Company's securities, including without limitation, senior and subordinated debt securities, equity securities (common and preferred), depositary shares, guarantees of subsidiaries' and affiliates' preferred securities, stock purchase contracts or units and securities exchangeable for or convertible into securities of the Company or third parties, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ KATHRYN C. TURNER
                              --------------------------------
                              Kathryn C. Turner, Director
                              Phillips Petroleum Company


Date: April 6, 2000